Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)             Delaware Overseas Equity Fund



International Diversification





                                                         2001 SEMI-ANNUAL REPORT






                    [International Diversification Artwork]

TABLE OF CONTENTS
-----------------

Letter to Shareholders          1

Portfolio Management
Review                          3

Performance Summary             5

Financial Statements

  Statement of Net Assets       6

  Statement of Operations       9

  Statements of Changes in
  Net Assets                   10

  Financial Highlights         11

  Notes to Financial
  Statements                   15


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"THE GOOD NEWS FOR
INTERNATIONAL INVESTORS
GOING FORWARD IS THAT
STOCK VALUATIONS IN
MANY REGIONS OF THE
WORLD HAVE REACHED
MORE ATTRACTIVE LEVELS."


Dear Shareholder

May 1, 2001

Recap of Events -- Many of the world's stock markets finished in negative territory for the six-month period ended April 30, 2001, leaving international investors susceptible to price declines that were similar to those seen in the United States. In a poor environment for stocks, European and Asian equity indexes often performed as poorly as those in the U.S., where major indexes such as the Dow Jones Industrial Average and the S&P 500 Index posted double-digit declines for the six months ended April 30, 2001.

Many of Europe's biggest economies began experiencing an economic slowdown similar to that seen in the U.S. during the period, leaving investors few places to hide. Many investors waited for the European Central Bank (ECB) to enact an interest rate cut that would mirror those made by the U.S. Federal Reserve. However, with consumer prices in the 12-nation euro zone rising by 2.6% during March 2001 (Source: Bloomberg), the ECB repeatedly expressed a reluctance to cut rates. In early May 2001, the ECB reversed course and did announce a surprise rate cut of its own in an effort to stimulate growth in the euro zone. In Asia, various markets displayed strength near the close of the period but still posted negative six-month returns in the face of an uncertain global economic outlook.

The good news for international investors going forward is that stock valuations in many regions of the world have reached more attractive levels. In addition, the U.S. dollar remained strong despite the weakness of the U.S. economy and an ongoing international trade deficit, as indicated by the country's still-bloated current account. By mid-April 2001, the U.S. dollar had reached an astonishing 16-year high when measured against its 37 largest trading partners (Source: Dow Jones). With this in mind, international investors seemed poised to eventually reap rewards if foreign currencies gain versus the U.S. dollar.

Total Return
For the period ended April 30, 2001                              Six Months
--------------------------------------------------------------------------------
Delaware Overseas Equity Fund--Class A Shares                     +3.58%
--------------------------------------------------------------------------------
MSCI EAFE Index                                                   -8.74%
Lipper International Funds Average (778 funds)                    -9.48%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The MSCI EAFE Index is an unmanaged composite of international stocks in established markets. The Lipper International Funds Average represents the average returns of a peer group of international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic and political risks).

Delaware Overseas Equity Fund, which invests internationally in both developed and emerging markets, returned +3.58% for the six months ended April 30, 2000 (Class A shares at net asset value with distributions reinvested). During the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index -- a broad stock index that is your Fund's benchmark, and which generally tracks global markets -- fell by 8.74%. As the portfolio managers will explain on the pages that follow, the Fund's strong outperformance during the period is partially attributable to a number of its country weightings relative to the benchmark. For instance, the Fund's heavy weighting relative to the EAFE Index in strong-performing markets such as New Zealand and the United Kingdom aided performance during the period.

Market Outlook -- Despite disappointing performance in the EAFE markets over the recent fiscal period, we believe that international funds will continue to play an important role in investors' portfolios, offering important diversification when held along with a portfolio of U.S. stocks and bonds.

As we noted recently in a separate mailing to shareholders, the Board of Trustees of the Delaware Investments Family of Funds decided to discontinue Delaware Overseas Equity Fund in its current form. Shareholders of record on May 30, 2001 will have the opportunity to vote on the proposed merger of the Fund into Delaware International Equity Fund at a shareholder meeting to be held on July 26, 2001. If approved, the merger will take place on or about August 20, 2001. Delaware International Equity Fund is a large-cap international fund that is managed using a value style.

This decision is by no means a recommendation to abandon the markets in which your Fund invests. On the contrary, we feel that market volatility in the past year has served to underscore the importance of international diversification. We encourage investors to consider other international offerings from Delaware in order to retain such diversification in their portfolios. For help in assessing your international investments or selecting an alternative Delaware fund that is right for your portfolio, please contact your financial advisor.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.             /s/  David K. Downes
-------------------------------------    ---------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

       Clive A. Gillmore
Senior Portfolio Manager
      Manager & Director
  Delaware International
           Advisers Ltd.

          Robert Akester
Senior Portfolio Manager
  Delaware International
           Advisers Ltd.

             May 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
For the six months ended April 30, 2001, Delaware Overseas Equity Fund returned +3.58% (Class A shares at net asset value with distributions reinvested). Your Fund fared better than its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 8.74% over the same period.

During the period, corporate earnings weakness affected many European markets, hurting stock prices. Various Asian markets also performed poorly. In Hong Kong, the Hang Seng Index fell 10.13% over the fiscal period, and in Singapore, the Straits Equity Index dropped by 12.84%. Markets in Australia and New Zealand, despite their strong ties to the U.S., showed strength relative to many of the world's other regions during the six months. The stock markets in both countries posted just slight declines overall for the six months ended April 30, 2001.

Portfolio Highlights
Our portfolio strategies changed little during the six months, and our maintained strategy allowed us to outperform the benchmark during the period. We had fewer holdings than the index in technology, media, and telecommunications stocks (the so-called TMT sector). These were generally the weakest performers during the period, and our lesser weighting helped us outperform our benchmark.

We also continued a heavier weighting than our benchmark in the United Kingdom, Germany, New Zealand, and Australia. Each of these allocations helped the Fund's overall performance, as markets in these countries generally performed well, or at least experienced lesser declines than the EAFE Index.

We have long been attracted to the markets in both New Zealand and Australia, due to general economic strength in the region and our belief that the local currencies are significantly undervalued relative to the U.S. dollar. The Fund's largest Australian position remained National Australia Bank, which was a positive performer during the six months ended April 30, 2001.

PowerGen, one of our British-based holdings, announced in April that E.ON would purchase their company for 8.2 billion euros. The deal takes advantage of Europe's newly deregulated power industry and creates the world's second-largest electricity provider when measured by sales volume (Source: The Wall Street Journal). PowerGen stock, which generally trended upward throughout the six months, was one of the Fund's strong performers for the period.

Some of the Fund's larger holdings were, however, negative performers during the period. These included pharmaceutical manufacturer GlaxoSmithKline and the mortgage bank Halifax. Both stocks were affected by weakened earnings reports that we believe to be the result of cyclical slowing. We believe the outlook for each company remains strong, and foresee holding both stocks going forward. Near the end of our fiscal period, Halifax was given a boost when it announced its intent to purchase Bank of Scotland. The acquisition, which would transform the U.K.'s largest mortgage lender into its fifth-largest bank, was approved by both companies just after the close of our fiscal period.

Despite some profit taking from strongly performing stocks, the Fund's overall exposure to emerging markets rose from 33.4% to 34.3% during the six-month period, as these markets on average outperformed developed markets. As of April 30, 2001, the Fund's largest emerging market allocations included South Africa, Brazil, China, and India, with each accounting for between 3% and 6% of net assets. While not all of these markets performed as well as we would have liked during the period, our focus on stocks with attractive valuation characteristics resulted in some nice gains.

Outlook
The U.S. Federal Reserve Board's interest rate cuts in 2001 give the hope of an improving global economic picture as the year develops. We believe that until a cyclical economic strength does return to many parts of the world, international investors committed to a value style will remain at a distinct advantage.

Delaware Overseas Equity Fund

Top 10 Holdings
As of April 30, 2001


                                                                                           Percentage
Company                       Industry                              Country              of Net Assets
--------------------------------------------------------------------------------------------------------
National Australia Bank       Banking & Finance                     Australia                2.5%
--------------------------------------------------------------------------------------------------------
Bass                          Leisure, Lodging & Entertainment      United Kingdom           2.3%
--------------------------------------------------------------------------------------------------------
Great Universal Stores        Retail                                United Kingdom           2.3%
--------------------------------------------------------------------------------------------------------
Societe Generale              Banking & Finance                     France                   2.2%
--------------------------------------------------------------------------------------------------------
Canon                         Electronics & Electrical Equipment    Japan                    2.1%
--------------------------------------------------------------------------------------------------------
Halifax                       Banking & Finance                     United Kingdom           2.1%
--------------------------------------------------------------------------------------------------------
Bayer                         Healthcare & Pharmaceuticals          Germany                  2.1%
--------------------------------------------------------------------------------------------------------
Total Fina Elf                Energy                                France                   2.0%
--------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum         Energy                                Netherlands              2.0%
--------------------------------------------------------------------------------------------------------
Matsushita Electric
  Industrial                  Electronics & Electrical Equipment    Japan                    2.0%
--------------------------------------------------------------------------------------------------------

FUND BASICS
-----------

As of April 30, 2001

Fund Objective
The Fund seeks to maximize
total return.

Total Fund Net Assets
$9.41 million

Number of Holdings
108

Fund Start Date
December 3, 1993

Your Fund Managers
Clive A. Gillmore is a graduate
of the University of Warwick. Mr.
Gillmore joined Delaware in 1990
after serving in the investment
management field for eight years.
He previously was Senior Portfolio
Manager at Hill Samuel Investment
Advisers Ltd.

Robert Akester is a graduate of
University College, London. Mr.
Akester joined Delaware in 1996
and has more than 25 years of
investment experience.

Nasdaq Symbols
Class A  DEWGX
Class B  DEWBX
Class C  DEWCX


DELAWARE OVERSEAS EQUITY FUND PERFORMANCE
-----------------------------------------

Average Annual Total Returns
Through April 30, 2001                        Lifetime    Five Years    One Year
--------------------------------------------------------------------------------

  Class A (Est. 12/3/93)
    Excluding Sales Charge                     +4.58%       +2.22%       -1.64%
    Including Sales Charge                     +3.75%       +1.01%       -7.34%
--------------------------------------------------------------------------------

  Class B (Est. 3/29/94)
    Excluding Sales Charge                     +3.29%       +1.45%       -2.30%
    Including Sales Charge                     +3.29%       +1.23%       -7.10%
--------------------------------------------------------------------------------

  Class C (Est. 5/10/94)
    Excluding Sales Charge                     +3.39%       +1.48%       -2.15%
    Including Sales Charge                     +3.39%       +1.48%       -3.11%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed.

Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average Annual Total Returns for the lifetime, five-year, and one-year periods ended April 30, 2001 for Overseas Equity Fund Institutional Class were +4.11%, +2.48%, and -1.21%, respectively. The Institutional Class was made available without sales charges only to a certain eligible institutional accounts on February 3, 1994.

An expense limitation was in effect for all classes of Delaware Overseas Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Symbol Institutional Class: DEWIX

Statement of Net Assets

DELAWARE OVERSEAS EQUITY FUND
------------------------------


                                                      Number of   Market
April 30, 2001 (Unaudited)                            Shares      Value (U.S. $)
--------------------------------------------------------------------------------
 Common Stock - 97.29%
 Argentina - 0.59%
 Central Puerto SA, Class B .........................    21,142     $ 27,283
 Transportadora De Gas Series B .....................    20,300       28,431
                                                                    --------
                                                                      55,714
                                                                    --------
 Australia - 6.68%
 Amcor ..............................................    39,100      121,700
 CSR ................................................    27,000       73,706
 Foster's Brewing Group .............................    55,000      138,354
 National Australia Bank ............................    15,200      233,449
 Orica ..............................................    14,888       35,780
 Paperlinx ..........................................    13,033       25,669
                                                                    --------
                                                                     628,658
                                                                    --------
 Belgium - 0.65%
 Electrabel .........................................       278       60,860
                                                                    --------
                                                                      60,860
                                                                    --------
 Brazil - 5.28%
 Aracruz Celulose SA, ADR ...........................     5,100       72,420
+Brasil Telecom ..................................... 6,528,739       41,131
 Cemig, ADR .........................................     3,267       37,833
 Companhia Paranaense de
  Energia-Copel, ADR ................................     8,088       62,682
 Gerdau, ADR ........................................     7,763       71,885
 Petroleo Brasileiro ................................     2,425       58,928
 Telecomunicacoes Brasileiras .......................   500,000            9
 Telecomunicacoes de Minas Gerais--
   Telemig .......................................... 1,500,000       67,108
 Unibanco, GDR ......................................     2,200       52,910
 Usinas Siderurg Minas 144A, ADR ....................     8,000       31,516
                                                                    --------
                                                                     496,422
                                                                    --------
 Chile - 0.96%
+Administradora de Fondos de
   Pensiones Provida SA, ADR ........................     3,400       79,900
 Empresa Nacional Electricidad SA, ADR ..............       931       10,381
                                                                    --------
                                                                      90,281
                                                                    --------
 China - 3.05%
 Guangshen Railway ..................................   548,000       85,021
 Shenzhen Expressway ................................   316,000       60,372
 Yanzhou Coal Mining ................................   120,000       49,237
 Zhejiang Expressway ................................   440,000       91,961
                                                                    --------
                                                                     286,591
                                                                    --------
 Croatia - 0.90%
+Zagrebacka Banka 144A, GDR .........................     3,913       84,521
                                                                    --------
                                                                      84,521
                                                                    --------
 Egypt - 0.58%
+Mobinil - Egyptian Mobile Services .................     2,324       36,609
+Paints & Chemical 144A, GDR ........................    12,000       17,700
                                                                    --------
                                                                      54,309
                                                                    --------
 Estonia - 0.17%
 EESTI Telekom 144A, GDR ............................     1,211       15,622
                                                                    --------
                                                                      15,622
                                                                    --------

                                                      Number of   Market
                                                      Shares      Value (U.S. $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Finland - 0.53%
 UPM-Kymmene ........................................   1,574       $ 49,395
                                                                    --------
                                                                      49,395
                                                                    --------
 France - 6.60%
+Alcatel ............................................   3,100        100,999
+Compagnie de Saint Gobain ..........................     832        125,563
+Societe Generale ...................................   3,200        206,525
+Total Fina .........................................   1,260        187,918
                                                                    --------
                                                                     621,005
                                                                    --------
 Germany - 6.72%
 Bayer ..............................................   4,600        193,157
+Bayerische Hypo-und Vereinsbank ....................   2,740        151,784
+Continental ........................................   3,100         44,583
 Rheinisch Westfaelisches Elektric ..................   3,860        149,405
 Siemens ............................................   1,275         93,946
                                                                    --------
                                                                     632,875
                                                                    --------
 Greece - 0.66%
+Hellenic Telecommunications 144A, ADR ..............   8,477         61,882
                                                                    --------
                                                                      61,882
                                                                    --------
 Hong Kong - 4.31%
 Beijing Capital International Airport .............. 360,000         88,165
+China Telecom (Hong Kong) ..........................   8,500         41,743
 Hengan International Group ......................... 130,000         26,670
 Hong Kong Electric .................................  25,000         85,267
 Jardine Matheson Holdings ..........................  10,800         62,640
+Wharf Holdings .....................................  43,000        100,898
                                                                    --------
                                                                     405,383
                                                                    --------
 Hungary - 0.77%
+Gedeon Richter 144A, GDR ...........................   1,291         72,296
                                                                    --------
                                                                      72,296
                                                                    --------
 India - 3.22%
+Gas Authority of India 144A, GDR ...................   9,519         64,491
+ICICI, ADR .........................................   5,994         71,329
+Larsen & Toubro, GDR ...............................     700          7,438
 Mahanagar Telephone Nigam 144A, GDR ................  10,900         72,267
+Videsh Sanchar Nigam, ADR ..........................   6,475         87,413
                                                                    --------
                                                                     302,938
                                                                    --------
 Israel - 0.72%
 Bank Hapoalim ......................................  22,081         55,403
 ECI Telecommunications .............................   1,801         12,283
                                                                    --------
                                                                      67,686
                                                                    --------
 Japan - 8.98%
 Canon ..............................................   5,000        196,316
 Eisai ..............................................   5,000        128,314
 Hitachi ............................................  15,000        145,477
 Matsushita Electric Industrial .....................  11,000        183,444
 Nichido Fire & Marine ..............................  14,000         95,883
 West Japan Railway .................................      20         96,337
                                                                    --------
                                                                     845,771
                                                                    --------

                                                      Number of   Market
Delaware Overseas Equity Fund                         Shares      Value (U.S. $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Malaysia - 0.77%
 Petronas Dagangan Berhad ..........................    56,000      $ 44,505
 Sime Darby Berhad .................................    28,000        28,147
                                                                    --------
                                                                      72,652
                                                                    --------
 Mexico - 1.64%
 Alfa SA de CV, Class A ............................    43,400        56,517
 Cemex SA - CPO ....................................    21,396        98,189
                                                                    --------
                                                                     154,706
                                                                    --------
 Netherlands - 5.77%
 Elsevier ..........................................     9,600       131,501
 ING Groep .........................................     2,680       183,125
+Royal Dutch Petroleum .............................     3,100       185,486
 Vopak .............................................     1,742        42,760
                                                                    --------
                                                                     542,872
                                                                    --------
 New Zealand - 1.02%
 Carter Holt Harvey ................................    28,000        21,170
 Telecom Corporation of New Zealand ................    27,800        75,001
                                                                    --------
                                                                      96,171
                                                                    --------
 Peru - 0.19%
 Creditcorp, ADR ...................................     2,420        17,666
                                                                    --------
                                                                      17,666
                                                                    --------
 Russia - 0.84%
 Gazprom, ADR ......................................     5,526        39,345
 Lukoil Holdings 144A, ADR .........................       360        14,976
 Lukoil Holdings, ADR ..............................       600        24,960
                                                                    --------
                                                                      79,281
                                                                    --------
 Singapore - 0.64%
+Overseas Chinese Banking ..........................    10,000        60,406
                                                                    --------
                                                                      60,406
                                                                    --------
 South Africa - 5.85%
 Amalgamated Banks of South Africa .................    18,073        79,112
 Impala Platinum ...................................       700        33,562
+Iscor .............................................    38,798       117,892
+Network Healthcare ................................   339,976        63,507
+Profurn ...........................................   152,704        26,814
 Sanlam ............................................    54,700        65,735
 Sappi .............................................     8,700        79,416
 Sasol .............................................     9,400        84,284
                                                                    --------
                                                                     550,322
                                                                    --------

                                                      Number of   Market
                                                      Shares      Value (U.S. $)
--------------------------------------------------------------------------------
 Common Stock (continued)
 South Korea - 1.67%
 Pohang Iron & Steel, ADR ..........................    4,600       $  92,046
 Samsung Electronics, GDR ..........................      700          64,610
                                                                    ---------
                                                                      156,656
                                                                    ---------
 Spain - 4.59%
 Banco Santander Central
   Hispanoamericano ................................   15,800         157,096
 Iberdrola .........................................    8,300         122,535
+Telefonica ........................................    8,973         151,995
                                                                    ---------
                                                                      431,626
                                                                    ---------
 Taiwan - 2.11%
 China Steel, ADR ..................................    5,742          66,320
+United Microelectronics, ADR ......................    3,217          35,355
 Yageo 144A, GDR ...................................    8,750          57,969
 Yageo, GDR ........................................    5,874          38,915
                                                                    ---------
                                                                      198,559
                                                                    ---------
 Thailand - 0.98%
 Electricity Generating Public Company .............   79,000          63,598
 Hana Microelectronics .............................   20,000          28,697
                                                                    ---------
                                                                       92,295
                                                                    ---------
 United Kingdom - 19.85%
 Bass ..............................................   19,557         214,748
 BG Group ..........................................   22,745          89,407
 Blue Circle Industries ............................   13,200          91,168
 Boots .............................................   16,200         142,887
 British Airways ...................................   32,000         161,153
 Cable & Wireless ..................................   24,000         175,974
 GKN ...............................................   15,100         163,754
+GlaxoSmithKline ...................................    6,767         179,205
 Great Universal Stores ............................   27,400         212,665
 Halifax ...........................................   17,000         193,480
 PowerGen ..........................................   14,700         150,268
 Rio Tinto .........................................    4,600          93,321
                                                                    ---------
                                                                    1,868,030
                                                                    ---------
 Total Common Stock
  (cost $9,575,053) ................................                9,153,451
                                                                    ---------

                                                      Number of   Market
Delaware Overseas Equity Fund                         Shares      Value (U.S. $)
--------------------------------------------------------------------------------
Investment Companies - 1.02%
India Fund, (The) ...................................   9,400     $   95,598
                                                                  ----------
Total Investment Companies
  (cost $128,743) ...................................                 95,598
                                                                  ----------
Rights - 0.00%
Brasil Telecom Rights 0.00% .........................   4,969             --
                                                                  ----------
Total Rights (cost $0) ..............................                     --
                                                                  ----------

Total Market Value of Securities - 98.31%
  (cost $9,703,796) .................................              9,249,049

Receivables and Other Assets
  Net of Liabilities - 1.69% ........................                158,907
                                                                  ----------
Net Assets Applicable to 1,274,232
  Shares Outstanding - 100.00% ......................             $9,407,956
                                                                  ==========
Net Asset Value - Delaware Overseas Equity
  Fund Class A
  ($5,695,024 / 726,939 Shares) .....................                  $7.83
                                                                       -----
Net Asset Value - Delaware Overseas Equity
  Fund Class B
  ($3,179,772 / 470,203 Shares) .....................                  $6.76
                                                                       -----
Net Asset Value - Delaware Overseas Equity
  Fund Class C
  ($455,482 / 67,114 Shares) ........................                  $6.79
                                                                       -----
Net Asset Value - Delaware Overseas Equity
  Fund Institutional Class
  ($77,678 / 9,976 Shares) ..........................                  $7.79
                                                                       -----

--------------------------------------------------------------------------------
 Components of Net Assets at April 30, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) ..............................         $9,883,414
                                                                  ----------
*Undistributed net investment income ....................             30,597
 Accumulated net realized loss
   on investments .......................................            (52,156)
 Net unrealized depreciation of investments
   and foreign currencies ...............................           (453,899)
                                                                  ----------
 Total net assets .......................................         $9,407,956
                                                                  ==========
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
---------------------
+Non-income producing security for the period ended April 30, 2001. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value and Offering Price per Share -
  Delaware Overseas Equity Fund
Net asset value Class A (A) .............................              $7.83
Sales charge (5.75% of offering price, or 6.13%
  of amount invested per share) (B) .....................               0.48
                                                                       -----
Offering price ..........................................              $8.31
                                                                       =====

-----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Six Months Ended April 30, 2001 (Unaudited)                                                     Delaware Overseas Equity Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends ...................................................................................     $161,262
Interest ....................................................................................       10,068
Foreign tax withheld ........................................................................      (20,139)        $151,191
                                                                                                  --------         --------
Expenses:
Management fees .............................................................................       41,280
Registration fees ...........................................................................       18,835
Dividend disbursing and transfer agent fees and expenses ....................................       37,497
Distribution expense ........................................................................       27,815
Reports and statements to shareholders ......................................................       10,032
Accounting and administration ...............................................................        2,075
Trustees' fees ..............................................................................        1,675          139,209
                                                                                                  --------
Less expenses absorbed or waived ............................................................                       (29,433)
Less expenses paid indirectly ...............................................................                          (161)
                                                                                                                   --------
Total expenses ..............................................................................                       109,615
                                                                                                                   --------

Net Investment Income .......................................................................                        41,576
                                                                                                                   --------
Net Realized and Unrealized Gain on Investments and Foreign Currencies:
Net realized gain (loss) on:
  Investments ...............................................................................                       (54,806)
  Foreign currencies ........................................................................                         1,489
                                                                                                                   --------
Net realized loss ...........................................................................                       (53,317)
Net change in unrealized appreciation/depreciation of investments and foreign currencies ....                       335,786
                                                                                                                   --------
Net Realized and Unrealized Gain on Investments and Foreign Currencies ......................                       282,469
                                                                                                                   --------

Net Increase in Net Assets Resulting from Operations ........................................                      $324,045
                                                                                                                   ========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                                    Delaware Overseas Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Six Months          Year
                                                                                                         Ended             Ended
                                                                                                        4/30/01          10/31/00
                                                                                                      (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ............................................................................     $    41,576       $   64,553
Net realized gain (loss) on investments and foreign currencies ...................................         (53,317)         143,143
Net change in unrealized appreciation/depreciation of investments
  and foreign currencies .........................................................................         335,786         (697,653)
                                                                                                       ----------------------------
Net increase (decrease) in net assets resulting from operations ..................................         324,045         (489,957)
                                                                                                       ----------------------------
Distributions to Shareholders from:
Net investment income:
  Class A ........................................................................................         (42,641)         (32,767)
  Class B ........................................................................................          (5,044)          (8,959)
  Class C ........................................................................................            (721)          (1,591)
  Institutional Class ............................................................................            (920)          (1,217)

Net realized gain on investments:
  Class A ........................................................................................         (80,046)         (36,044)
  Class B ........................................................................................         (53,975)         (17,917)
  Class C ........................................................................................          (7,718)          (3,182)
  Institutional Class ............................................................................          (1,200)          (1,116)
                                                                                                       ----------------------------
                                                                                                          (192,265)        (102,793)
                                                                                                       ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A ........................................................................................       1,808,256        6,773,472
  Class B ........................................................................................         998,220        3,357,926
  Class C ........................................................................................          73,506          348,343
  Institutional Class ............................................................................           9,512          173,452

Net asset value of shares issued upon reinvestment of distributions:
  Class A ........................................................................................         121,110           65,213
  Class B ........................................................................................          58,410           26,272
  Class C ........................................................................................           8,439            4,677
  Institutional Class ............................................................................           2,120            2,333
                                                                                                       ----------------------------
                                                                                                         3,079,573       10,751,688
                                                                                                       ----------------------------
Cost of shares repurchased:
  Class A ........................................................................................      (2,101,958)      (2,997,774)
  Class B ........................................................................................      (1,325,676)        (763,336)
  Class C ........................................................................................         (88,998)         (88,944)
  Institutional Class ............................................................................         (38,412)        (138,426)
                                                                                                       ----------------------------
                                                                                                        (3,555,044)      (3,988,480)
                                                                                                       ----------------------------
Increase (decrease) in net assets derived from capital share transactions ........................        (475,471)       6,763,208
                                                                                                       ----------------------------
Net Increase (Decrease) in Net Assets ............................................................        (343,691)       6,170,458

Net Assets:
Beginning of period ..............................................................................       9,751,647        3,581,189
                                                                                                       ----------------------------
End of period ....................................................................................      $9,407,956       $9,751,647
                                                                                                       ============================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Overseas Equity Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended                                 Year Ended
                                                    4/30/01(2,5)   10/31/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2,4)  10/31/96(3)
                                                    (Unaudited)
Net asset value, beginning of period ...............  $7.720         $7.830        $8.950      $12.520       $12.390       $11.400

Income (loss) from investment operations:
  Net investment income (loss) .....................   0.072          0.082         0.075        0.091        (0.060)       (0.060)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies .............   0.202          0.018         0.870       (1.501)        0.960         1.073
                                                      ----------------------------------------------------------------------------
  Total from investment operations .................   0.274          0.100         0.945       (1.410)        0.900         1.013
                                                      ----------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .............  (0.057)        (0.100)       (0.695)      (0.520)       (0.440)       (0.023)
  Distributions from net realized gain
    on investments .................................  (0.107)        (0.110)       (1.370)      (1.640)       (0.330)           --
                                                      ----------------------------------------------------------------------------
  Total dividends and distributions ................  (0.164)        (0.210)       (2.065)      (2.160)       (0.770)       (0.023)
                                                      ----------------------------------------------------------------------------

Net asset value, end of period .....................  $7.830         $7.720        $7.830       $8.950       $12.520       $12.390
                                                      ============================================================================

Total return(1) ....................................   3.58%          1.13%        13.86%      (12.95%)        7.74%         8.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........  $5,695         $5,784        $2,285       $2,034       $10,868       $14,886
  Ratio of expenses to average net assets ..........   1.98%          2.00%         1.85%        1.83%         1.80%         1.82%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ................................   2.59%          2.90%         5.31%        3.75%           N/A         2.60%
  Ratio of net investment income (loss) to average
    net assets .....................................   2.00%          1.07%         0.95%        0.93%        (0.45%)       (0.51%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation
    and expenses paid indirectly ...................   1.38%          0.17%        (2.51%)      (0.99%)          N/A        (1.29%)
  Portfolio turnover ...............................     24%            11%            7%          87%           18%           21%


------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Overseas Equity Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended                                 Year Ended
                                                    4/30/01(2,5)   10/31/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2,4)  10/31/96(3)
                                                    (Unaudited)
Net asset value, beginning of period ................ $6.670        $6.790        $8.030      $11.540       $11.560       $10.710

Income (loss) from investment operations:
  Net investment income (loss) ......................  0.050         0.035         0.017        0.033        (0.140)       (0.060)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ..............  0.157         0.010         0.753       (1.383)        0.890         0.930
                                                      ---------------------------------------------------------------------------
  Total from investment operations ..................  0.207         0.045         0.770       (1.350)        0.750         0.870
                                                      ---------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .............. (0.010)       (0.055)       (0.640)      (0.520)       (0.440)       (0.020)
  Distributions from net realized gain
    on investments .................................. (0.107)       (0.110)       (1.370)      (1.640)       (0.330)           --
                                                      ---------------------------------------------------------------------------
  Total dividends and distributions ................. (0.117)       (0.165)       (2.010)      (2.160)       (0.770)       (0.020)
                                                      ---------------------------------------------------------------------------

Net asset value, end of period ...................... $6.760        $6.670        $6.790       $8.030       $11.540       $11.560
                                                      ===========================================================================

Total return(1) .....................................  3.12%         0.51%        12.98%      (13.66%)        6.95%         8.16%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........... $3,180        $3,407        $1,018       $1,166        $1,450        $1,208
  Ratio of expenses to average net assets ...........  2.68%         2.69%         2.55%        2.53%         2.50%         2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly .................................  3.29%         3.59%         6.01%        4.45%           N/A         3.28%
  Ratio of net investment income (loss) to average
    net assets ......................................  1.30%         0.37%         0.25%        0.23%        (1.16%)       (1.19%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation
    and expenses paid indirectly ....................  0.68%        (0.53%)       (3.21%)      (1.69%)          N/A        (1.97%)
  Portfolio turnover ................................    24%           11%            7%          87%           18%           21%

-------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Overseas Equity Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended                                 Year Ended
                                                    4/30/01(2,5)   10/31/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2,4)  10/31/96(3)
                                                    (Unaudited)
Net asset value, beginning of period ..............   $6.690         $6.810       $8.040      $11.550       $11.580        $10.730

Income (loss) from investment operations:
  Net investment income (loss) ....................    0.050          0.035        0.017        0.033        (0.140)        (0.060)
  Net realized and unrealized gain (loss)
    on investments and foreign currencies .........    0.167          0.010        0.763       (1.383)        0.880          0.930
                                                      ----------------------------------------------------------------------------
  Total from investment operations ................    0.217          0.045        0.780       (1.350)        0.740          0.870
                                                      ----------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ............   (0.010)        (0.055)      (0.640)      (0.520)       (0.440)        (0.020)
  Distributions from net realized gain
    on investments ................................   (0.107)        (0.110)      (1.370)      (1.640)       (0.330)            --
                                                      ----------------------------------------------------------------------------
  Total dividends and distributions ...............   (0.117)        (0.165)      (2.010)      (2.160)       (0.770)        (0.020)
                                                      ----------------------------------------------------------------------------

Net asset value, end of period ....................   $6.790         $6.690       $6.810       $8.040       $11.550        $11.580
                                                      ============================================================================

Total return(1) ...................................    3.26%          0.51%       13.08%      (13.67%)        6.85%          8.15%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .........     $455           $458         $209         $179          $159           $112
  Ratio of expenses to average net assets .........    2.68%          2.69%        2.55%        2.53%         2.50%          2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses
    paid indirectly ...............................    3.29%          3.59%        6.01%        4.45%           N/A          3.28%
  Ratio of net investment income (loss) to average
    net assets ....................................    1.30%          0.37%        0.25%        0.23%        (1.16%)        (1.19%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation
    and expenses paid indirectly ..................    0.68%         (0.53%)      (3.21%)      (1.69%)          N/A         (1.97%)
  Portfolio turnover ..............................      24%            11%           7%          87%           18%            21%


--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Overseas Equity Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                       Ended                                 Year Ended
                                                    4/30/01(2,5)   10/31/00(2)  10/31/99(2)  10/31/98(2)  10/31/97(2,4)  10/31/96(3)
                                                    (Unaudited)
Net asset value, beginning of period ................ $7.690         $7.810       $8.930      $12.480        $12.320      $11.440

Income (loss) from investment operations:
  Net investment income (loss) ......................  0.084          0.106        0.098        0.123         (0.020)      (0.060)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies ..............  0.205          0.004        0.872       (1.513)         0.950        0.963
                                                      ---------------------------------------------------------------------------
  Total from investment operations ..................  0.289          0.110        0.970       (1.390)         0.930        0.903
                                                      ---------------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .............. (0.082)        (0.120)      (0.720)      (0.520)        (0.440)      (0.023)
  Distributions from net realized gain
    on investments .................................. (0.107)        (0.110)      (1.370)      (1.640)        (0.330)          --
                                                      ---------------------------------------------------------------------------
  Total dividends and distributions ................. (0.189)        (0.230)      (2.090)      (2.160)        (0.770)      (0.023)
                                                      ---------------------------------------------------------------------------

Net asset value, end of period ...................... $7.790         $7.690       $7.810       $8.930        $12.480      $12.320
                                                      ===========================================================================

Total return(1) .....................................  3.80%          1.25%       14.30%      (12.82%)         8.04%        7.91%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...........    $78           $103          $69          $59            $60         $284
  Ratio of expenses to average net assets ...........  1.68%          1.69%        1.55%        1.53%          1.50%        1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly..  2.29%          2.59%        5.01%        3.45%            N/A        2.28%
  Ratio of net investment income (loss) to average
    net assets ......................................  2.30%          1.37%        1.25%        1.23%         (0.15%)      (0.19%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation
    and expenses paid indirectly ....................  1.68%          0.47%       (2.21%)      (0.69%)           N/A       (0.97%)
  Portfolio turnover ................................    24%            11%           7%          87%            18%          21%


--------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements



April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers three series: Delaware U.S. Growth Fund, Delaware New Pacific Fund and Delaware Overseas Equity Fund. These financial statements and the related notes pertain to the Delaware Overseas Equity Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek maximum total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.

Reorganization
At its meeting on April 19, 2001, the Board of Trustees approved, subject to shareholder approval, an acquisition of substantially all of the assets, subject to the liabilities, of Delaware Overseas Equity Fund in exchange for shares of the Delaware International Equity Fund. A special meeting of the shareholders of the Delaware Overseas Equity Fund will be held on July 26, 2001 to vote on the Agreement and Plan of Reorganization (the "Plan"). If shareholders of the Delaware Overseas Equity Fund approve the Plan, the merger is expected to occur on or about August 20, 2001.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date as the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and net realized gain from investments, if any, annually.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $113 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2001 were approximately $48. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on average daily net assets in excess of $2.5 billion. At April 30, 2001 the Fund had a liability for investment management fees and other expenses payable to DMC of $6,524.

DMC has entered into a sub-advisory agreement with Delaware International Advisors Limited (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL an annual fee which is calculated at a rate of 0.80% of average daily net assets of the Fund. The Fund does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.70% of average daily net assets of the Fund through December 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC
(DIAL), to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2001, the Fund had liabilities for such fees and other expenses payable to DSC of $7,348.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. At April 30, 2001, the Fund had liabilities for such fees and other expenses payable to DDLP of $5,746.

For the period ended April 30, 2001, DDLP earned $8,778 for commissions on sales of the Fund's Class A shares.

--------------------------------------------------------------------------------
Certain officers of DIAL, DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $1,125,048 and sales of $1,081,703 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 2001, the cost of investments was $9,703,796. At April 30, 2001, the net unrealized depreciation was $454,746 of which $765,508 related to unrealized appreciation of investments and $1,220,254 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                      Six Months      Year
                                                        Ended        Ended
                                                       4/30/01      10/31/00
                                                     (Unaudited)
Shares sold:
  Class A .......................................      227,465       825,759
  Class B .......................................      147,925       464,852
  Class C .......................................       10,926        49,602
  Institutional Class ...........................        1,238        21,019

Shares issued upon reinvestment
  of distributions:
  Class A .......................................       15,688         7,972
  Class B .......................................        8,744         3,695
  Class C .......................................        1,258           655
  Institutional Class ...........................          276           287
                                                     ---------     ---------
                                                       413,520     1,373,841
                                                     ---------     ---------
Shares repurchased:
  Class A .......................................     (265,046)     (376,878)
  Class B .......................................     (197,538)     (107,310)
  Class C .......................................      (13,573)      (12,451)
  Institutional Class ...........................       (4,919)      (16,753)
                                                     ---------     ---------
                                                      (481,076)     (513,392)
                                                     ---------     ---------
Net increase (decrease) .........................      (67,556)      860,449
                                                     =========     =========

5. Foreign Exchange Contracts
In the event the Fund enters into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

--------------------------------------------------------------------------------
5. Foreign Exchange Contracts (continued)
Forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) were outstanding at April 30, 2001:


                                         In
                                      Exchange       Settlement      Unrealized
   Contracts To Receive                 For             Date        Depreciation
   --------------------               --------       ----------     ------------

 131,815 Hong Kong Dollar             $16,902          5/2/01             --
 404,878 South African Rand           $50,880          5/2/01           (459)

6. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001, or at any time during the period.

Delaware                                          For Shareholders
Investments(SM)                                   800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)            For Securities Dealers
                                                  800 362-7500

                                                  For Financial Institutions
                                                  Representatives Only
                                                  800 659-2265

                                                  www.delawareinvestments.com



This semi-annual report is for the information of Delaware Overseas Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Overseas Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results, which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                 Thomas F. Madison                             Investment Manager
                                                  President and Chief Executive Officer         Delaware Management Company
                                                  MLM Partners, Inc.                            Philadelphia, PA
Charles E. Haldeman, Jr.                          Minneapolis, MN
Chairman                                                                                        Sub-Adviser
Delaware Investments Family of Funds              Janet L. Yeomans                              Delaware International Advisers Ltd.
Philadelphia, PA                                  Vice President and Treasurer                  London, England
                                                  3M Corporation
Walter P. Babich                                  St. Paul, MN                                  National Distributor
Board Chairman                                                                                  Delaware Distributors, L.P.
Citadel Constructors, Inc.                                                                      Philadelphia, PA
King of Prussia, PA                               AFFILIATED OFFICERS
                                                                                                Shareholder Servicing, Dividend
David K. Downes                                   Jude T. Driscoll                              Disbursing and Transfer Agent
President and Chief Executive Officer             Executive Vice President and                  Delaware Service Company, Inc.
Delaware Investments Family of Funds              Head of Fixed Income                          Philadelphia, PA
Philadelphia, PA                                  Delaware Investments Family of Funds
                                                  Philadelphia, PA                              2005 Market Street
                                                                                                Philadelphia, PA 19103-7057

John A. Fry                                       William E. Dodge
Executive Vice President                          Executive Vice President and
University of Pennsylvania                        Chief Investment Officer, Equity
Philadelphia, PA                                  Delaware Investments Family of Funds
                                                  Philadelphia, PA
John H. Durham
Private Investor                                  Richard J. Flannery
Horsham, PA                                       President and Chief Executive Officer
                                                  Delaware Distributors, L.P.
Anthony D. Knerr                                  Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC



(4701)                                                        Printed in the USA
SA-109[4/01]BUR 6/01                                                       J7152